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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------




                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  JANUARY 22, 2003
                                                          ----------------

                            WORLD DIAGNOSTICS, INC.
                            -----------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


                0-27627                                     65-0742342
                -------                                     ----------
        (Commission File Number)                         (I.R.S. Employer
                                                        Identification No.)


      1101 KING STREET, SUITE 370 ALEXANDRIA, VA              22314
      ------------------------------------------              -----
        (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (703) 894-0710
                                                           --------------

                                      N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.          OTHER EVENTS.

World Diagnostic, Inc. (the "Company" or "WDI") announced that MedPharm LLC has exercised the "put" option under its investment agreement of September 2002. The Company's press release with respect to the "put" option and its impact on the Companyis attached hereto.

ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS.

            (c)    Exhibits


Exhibit
No.          Description
------       -----------

99.1          Press  Release  of  World  Diagnostic, Inc. dated January 22, 2003





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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             WORLD  DIAGNOSTICS,  INC.


                                             /s/  Ken  Peters
                                             -----------------------
                                              Ken Peters, President

Date:     January  23,  2003


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